Item 1: Report to Shareholders

GNMA Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Mortgage-backed bonds delivered positive results over the past 6- and 12-month periods in a volatile fixed-income market characterized by rising short-term and falling long-term interest rates. During the past year, falling long-term rates created considerable disruption as the difference between short- and long-term rates narrowed considerably. This interest rate environment has been detrimental to mortgage-backed bonds. Since our last report in November, our sector of the fixed-income market has lagged comparable Treasuries, but your fund posted decent gains and outperformed its Lipper peer group for the year.

MARKET ENVIRONMENT

Since the Federal Reserve began raising short-term interest rates a year ago, the fixed-income markets have not been behaving as expected. The central bank gradually lifted the federal funds target rate—an overnight lending rate among banks—from a 46-year low of 1.00% to 3.00% in eight quarter-point increments. Even though short-term rates are three times greater than they were a year ago, however, they remain low by historical standards. Between 1990 and September 2001, the fed funds rate dropped to 3% only once (September 1992) and remained at that level for five months until the Fed raised rates in early 1993. This low nominal interest rate environment has created challenges for fixed-income investors.

The Fed’s hikes have boosted money market yields, which closely track the fed funds rate. But so far, the central bank’s monetary policy has had little effect on long-term rates, which are now lower than they were a year ago. Moreover, the difference between short- and long-term rates compressed to a very narrow range during the spring, resulting in a flattening of the yield curve (a graphic depiction of the relationship between short- and longer-term yields). As a consequence, the extra return investors have gotten historically for locking their money up in longer-dated bonds has greatly diminished.

Over the course of the past year, the 10-year Treasury yield dropped from 4.35% to 4.00%, then climbed to 4.65% before tumbling to 3.99%, where it rested at the end of May. This volatility carried over to the mortgage market because 30-year mortgage rates are pegged to the 10-year Treasury yield. Adding to the market’s unease was the downgrade of GM and Ford bonds to “junk” status, which aggravated concerns about corporate creditworthiness. Although the U.S. government’s backing of GNMA securities serves to insulate investors from corporate credit risk, the automotive downgrades added volatility that nevertheless spilled over into the mortgage-backed sector and contributed to a lower level of absolute return.

Because of these adverse conditions, Treasuries and municipal bonds with long maturities fared better than corporate securities. Investment-grade corporate and mortgage-backed bonds lagged somewhat, while high-yield issues were flat. For the 12-month period, bond returns in general were better. The Lehman Brothers U.S. Aggregate Index, which measures the performance of domestic investment-grade taxable bonds, returned 6.82% for the full year but only 2.90% in the last six months.

PERFORMANCE COMPARISON
Periods Ended 5/31/05	6 Months	12 Months
GNMA Fund	2.12%	5.66%
Citigroup GNMA Index	2.56	6.78
Lipper GNMA Funds Average	1.91	5.19
Please see the fund’s quarter-end returns following this letter.

PERFORMANCE AND STRATEGY REVIEW

In the challenging environment of the past year, your fund provided returns of 2.12% for the six-month period and 5.66% for the 12-month period ended May 31, 2005. Fund results outpaced the Lipper peer group for the 6- and 12-month periods, as can be seen in the Performance Comparison table. For both periods, the fund trailed the Citigroup GNMA Index, a portfolio of securities, primarily because of our overweighting in poorly performing 15-year mortgages and because the unmanaged index does not incur fees. Performance over the past six months was a result of a one-cent decline in net asset value to $9.63 at the end of period and a dividend of $0.21. For the year, the dividends amounted to $0.44, which supplemented the $0.09 increase in net asset value.

PORTFOLIO CHARACTERISTICS
Periods Ended	11/30/04	5/31/05
Price Per Share	$9.64	$9.63
Dividends Per Share
For 6 Months	0.23	0.21
For 12 Months	0.43	0.44
30-Day Dividend Yield*	4.53%	4.34%
30-Day Standardized
Yield to Maturity	3.61	3.72
Weighted Average Maturity (years)	4.7	4.1
Weighted Average Effective
Duration (years)	3.0	2.2
* Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at
the end of the period.
Note: Yield will vary and is not guaranteed.

As mentioned, the past six months were difficult for the mortgage sector. We adopted a defensive strategy since, with the Fed raising interest rates, we expected yields to rise along the entire yield curve. This assessment failed to materialize, however, and longer-term yields declined instead, confounding many market observers including Fed Chairman Alan Greenspan. In addition, we kept the portfolio’s duration (a measure of sensitivity to interest rate changes; see Glossary for a more detailed explanation) shorter than that of the benchmark. At the end of May, the portfolio’s effective duration had declined to 2.2 years from 3.0 years in November and 4.2 years in May 2004. We also overweighted the portfolio with 15-year mortgages. As it turned out, 30-year mortgage bonds outperformed the shorter-term loans. Consequently, as short-term interest rates rose, our short duration posture helped fund performance, but our overweight in 15-year mortgages was a detriment to relative results.

On a positive note, our careful security selection added to performance during the period. Thanks to our comprehensive in-house research, we added two well-structured pooled mortgage securities to protect the fund from extension risk (the risk of being locked into mortgages with lower rates as rates rise). In addition, we decreased the proportion of GNMA pass-throughs and project loans in the portfolio and increased our allocation of CMOs (collateralized mortgage obligations), U.S. Treasury inflation-protected notes, and cash reserves. At the end of May, 88% of net assets were invested in GNMA pass-through securities, 5% in collateralized mortgage obligations, 3% in project loans, 3% in cash, and 1% in U.S. Treasury bonds.

OUTLOOK

As the Fed continues to lift short-term interest rates in its effort to constrain inflation, we believe it will create a more favorable environment for mortgages since this segment of the market generally fares best when interest rates are stable and changes are gradual. Nevertheless, we remain somewhat cautious going forward; valuations are high and demand has slowed from the usual large institutional buyers—Fannie Mae and Freddie Mac. Banks, which had been buyers of mortgages, are increasing their commercial and industrial lending and cutting back on mortgage purchases. Offsetting these negative factors, however, are several positive factors: The volume of mortgage prepayments is likely to shrink as rates rise; the supply of fixed-rate mortgage remains low; and Asian central banks have emerged as new buyers in the market. On balance, while we are a bit cautious, we also believe that GNMAs provide investors with a yield advantage over Treasuries, although they may not be able to provide the same level of excess return they have in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Connice A. Bavely
Chairman of the fund’s Investment Advisory Committee

June 17, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MORTGAGE-BACKED BONDS

Mortgage securities are subject to interest rate risk: the decline in bond prices that usually accompanies a rise in interest rates, potentially reducing the fund’s income level and share price. Historically, GNMAs and other mortgage-backed bonds have declined less in price when rates were rising because they carry their own special risks, such as prepayment and extension risk. When mortgage rates decline, homeowners usually refinance and prepay principal, causing the average maturity of the portfolio to shorten and reducing the potential for price gains. Extension risk occurs when rates rise, causing the portfolio’s average maturity to lengthen and increasing its sensitivity to interest rate risk and possible price declines.

GLOSSARY

Citigroup GNMA Index: An index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of four years would fall about 4% in price in response to a one percentage-point rise in interest rates and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Basis points: One hundred basis points equal one percentage point.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period.

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Real interest rate: The excess of the current interest rate over the current inflation rate.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
GNMA Fund	5.66%	6.62%	6.10%
Citigroup GNMA Index	6.78	6.99	6.73
Lipper GNMA Funds Average	5.19	6.11	5.79
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE GNMA FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,021.20	$3.38
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.59	3.38
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.67%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS
Periods Ended 3/31/05	1 Year	5 Years	10 Years
GNMA Fund	2.12%	6.27%	6.41%
Citigroup GNMA Index	2.96	6.69	7.01
Lipper GNMA Funds Average	1.57	5.82	6.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns net of expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01

NET ASSET VALUE
Beginning of period	$9.54	$9.89	$9.61	$9.40	$8.92

Investment activities
Net investment income (loss)	0.37	0.30	0.37	0.52	0.59
Net realized and
unrealized gain (loss)	0.16	(0.26)	0.30	0.21	0.48

Total from
investment activities	0.53	0.04	0.67	0.73	1.07

Distributions
Net investment income	(0.44)	(0.39)	(0.39)	(0.52)	(0.59)

NET ASSET VALUE
End of period	$9.63	$9.54	$9.89	$9.61	$9.40

Ratios/Supplemental Data
Total return^	5.66%	0.45%	7.07%	7.95%	12.31%
Ratio of total expenses to
average net assets	0.67%	0.69%	0.70%	0.69%	0.70%
Ratio of net investment
income (loss) to average
net assets	3.90%	3.23%	3.68%	5.33%	6.39%
Portfolio turnover rate	167.0% ¤	302.1%	385.8%	145.2%	71.2%
Net assets, end of period
(in millions)	$1,418	$1,307	$1,466	$1,223	$1,043

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions
(see Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the year ended May 31, 2005 would have been 85.2%.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)	$ Par/Shares	Value
(Amounts in 000s)

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED
SECURITIES 95.2%

U.S. Government Obligations 95.2%
Government National Mortgage Assn.
5.00%, 4/15/18 - 10/20/33	215,929	218,305
5.50%, 7/15/14 - 3/15/35	248,664	254,726
6.00%, 11/15/08 - 1/20/35	338,028	349,692
6.50%, 12/15/14 - 10/20/34	90,250	94,607
6.75%, 2/15/41	9,780	10,168
7.00%, 3/15/13 - 2/15/34	43,021	45,540
7.50%, 3/15/07 - 9/15/32	21,853	23,403
8.00%, 3/15/14 - 3/15/30	16,964	18,164
8.50%, 12/15/05 - 2/20/23	3,016	3,278
9.00%, 5/15/09 - 9/15/24	1,414	1,552
9.25%, 8/15/16 - 12/15/19	257	283
9.50%, 6/15/09 - 12/15/24	818	898
9.75%, 8/15/16 - 2/15/21	237	262
10.00%, 2/15/16 - 3/15/26	3,352	3,713
10.25%, 9/20/16	21	23
10.50%, 2/15/13 - 10/15/21	348	386
11.00%, 2/15/10 - 7/20/20	283	314
11.50%, 6/15/10 - 11/15/19	554	622
12.00%, 10/15/10 - 6/15/15	675	767
12.25%, 3/15/14 - 7/20/15	54	61
12.50%, 4/15/10 - 1/20/16	312	355
12.75%, 12/20/13 - 12/20/14	60	68
13.00%, 1/15/11 - 9/20/15	216	247
13.50%, 5/15/10 - 1/15/15	165	188
CMO
2.212%, 10/16/17	3,626	3,486
2.946%, 3/16/19	7,800	7,528
5.00%, 8/16/28	3,401	3,405
5.064%, 9/16/26	13,200	13,519
5.50%, 2/20/30 - 5/20/31 ++	48,439	49,483
6.50%, 10/20/27 - 3/20/31	10,000	10,465
CMO, IO, 6.50%, 8/20/30	25	0
Principal Only, CMO, 3/16/28	856	808
TBA
5.00%, 1/1/20 - 1/1/35	37,192	37,619
5.50%, 1/1/34	133,119	135,948
6.50%, 1/1/34	56,825	59,524
U.S. Department of Veteran Affairs, CMO, VR, 9.594%, 3/15/25	710	755
Total U.S. Government & Agency Mortgage-Backed Securities
(Cost $1,340,669)		1,350,162
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING
MORTGAGE-BACKED) 1.0%

U.S. Treasury Obligations 1.0%
U.S. Treasury Inflation-Indexed Notes, 3.625%, 1/15/08	13,756	14,670
Total U.S. Government & Agency Obligations
(excluding Mortgage-Backed) (Cost $14,703)		14,670
Money Market Funds 19.8%
T. Rowe Price Government Reserve Investment Fund, 2.91% #†	279,965	279,965
Total Money Market Funds (Cost $279,965)		279,965
FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (2)		(63)
Total Futures Contracts		(63)

Total Investments in Securities
116.0% of Net Assets (Cost $1,635,337)		$ 1,644,734

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
++	All or a portion of this security is pledged to
cover margin requirements on futures con-
tracts at May 31, 2005.
†	Affiliated company – See Note 4
CMO	Collateralized Mortgage Obligation
IO	Interest Only security for which the fund
receives interest on notional principal (par)
TBA	To Be Announced security was purchased
on a forward commitment basis
VR	Variable Rate; rate shown is effective rate
at period-end

(2) Open Futures Contracts at May 31, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 225 U.S. Treasury five year contracts,
$815 par of 5.50% Government National
Mortage Assn. pledged as initial margin	9/05	$(24,473)	$(63)
Net payments (receipts) of variation
margin to date			–
Variation margin receivable (payable)
on open futures contracts			$(63)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $279,965)	$279,965
Non-affiliated companies (cost $1,355,372)	1,364,769

Total investments in securities	1,644,734
Dividends and interest receivable	6,786
Receivable for investment securities sold	861
Receivable for shares sold	357
Other assets	27

Total assets	1,652,765

Liabilities
Investment management fees payable	553
Payable for investment securities purchased	232,869
Payable for shares redeemed	692
Due to affiliates	177
Other liabilities	623

Total liabilities	234,914

NET ASSETS	$1,417,851

Net Assets Consist of:
Undistributed net investment income (loss)	$(4,954)
Undistributed net realized gain (loss)	2,648
Net unrealized gain (loss)	9,397
Paid-in-capital applicable to 147,285,502 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	1,410,760

NET ASSETS	$1,417,851

NET ASSET VALUE PER SHARE	$9.63

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)
Year
Ended
5/31/05
Investment Income (Loss)
Income
Interest	$58,369
Dividend	3,359

Total income	61,728

Expenses
Investment management	6,250
Shareholder servicing	2,211
Custody and accounting	435
Prospectus and shareholder reports	78
Registration	47
Legal and audit	14
Trustees	8
Proxy and annual meeting	7
Miscellaneous	13

Total expenses	9,063
Expenses paid indirectly	(7)

Net expenses	9,056

Net investment income (loss)	52,672

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	6,303
Futures	(1,307)

Net realized gain (loss)	4,996

Change in net unrealized gain (loss)
Securities	15,077
Futures	112

Change in net unrealized gain (loss)	15,189

Net realized and unrealized gain (loss)	20,185

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$72,857

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$52,672	$44,052
Net realized gain (loss)	4,996	507
Change in net unrealized gain (loss)	15,189	(38,633)

Increase (decrease) in net assets from operations	72,857	5,926

Distributions to shareholders
Net investment income	(61,726)	(55,362)

Capital share transactions *
Shares sold	215,574	220,259
Distributions reinvested	55,396	49,117
Shares redeemed	(171,035)	(379,489)

Increase (decrease) in net assets from capital
share transactions	99,935	(110,113)

Net Assets
Increase (decrease) during period	111,066	(159,549)
Beginning of period	1,306,785	1,466,334

End of period	$1,417,851	$1,306,785

(Including undistributed net investment income (loss)
of ($4,954) at 5/31/05 and ($4,688) at 5/31/04)

*Share information
Shares sold	22,348	22,594
Distributions reinvested	5,750	5,061
Shares redeemed	(17,759)	(39,032)

Increase (decrease) in shares outstanding	10,339	(11,377)

The accompanying notes are an integral part of these financial statements.

May 31, 2005
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 26, 1985. The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended May 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Forward Commitments and Dollar Rolls During the year ended May 31, 2005, the fund purchased To Be Announced (TBA) mortgage backed securities on a forward commitment basis, with payment and delivery at an agreed-upon later date. The fund purchases TBAs with the intention of taking possession of the underlying mortgage securities. The fund may also enter dollar roll transactions, in which it sells a mortgage-backed security and simultaneously purchases a similar, but not identical, TBA with the same issuer, coupon, and terms. The fund accounts for dollar roll transactions as purchases and sales. Accordingly, these transactions increase the fund’s portfolio turnover rate. Losses may occur due to changes in market conditions or the failure of counterparties to perform under the contracts, and actual mortgages received may be less favorable than those anticipated by the fund.

Other Purchases and sales of U.S. government securities aggregated $2,276,269,000 and $2,226,585,000, respectively, for the year ended May 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 totaled $61,726,000 and were characterized as ordinary income for tax purposes. At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$ 19,873,000
Unrealized depreciation	(12,654,000)

Net unrealized appreciation (depreciation)	7,219,000
Undistributed ordinary income	12,773,000
Capital loss carryforwards	(12,901,000)
Paid-in capital	1,410,760,000

Net assets	$1,417,851,000

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. Consequently, $1,625,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2006. The fund intends to retain realized gains to the extent of available capital loss carry-forwards for federal income tax purposes. As of May 31, 2005, the fund had $8,219,000 of capital loss carryforwards that expire in fiscal 2012 and $4,682,000 that expire in fiscal 2013.

For the year ended May 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$8,788,000
Undistributed net realized gain	(8,788,000)

At May 31, 2005, the cost of investments for federal income tax purposes was $1,637,515,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $104,000 for Price Associates, $655,000 for T. Rowe Price Services, Inc., and $183,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2005, the fund was allocated $1,003,000 of Spectrum Funds’ expenses, of which $648,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At May 31, 2005, approximately 43% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 31, 2005, dividend income from the Reserve Funds totaled $3,359,000, and the value of shares of the Reserve Funds held at May 31, 2005 and May 31, 2004 was $279,965,000 and $100,524,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price GNMA Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price GNMA Fund at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The funds’ distributions to shareholders included $1,081,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median of certain groups of comparable funds but below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
1985	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00
2001	to present), and Pacific Rim Mining Corporation. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
Eli Lilly and Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1985

Theo C. Rodgers**	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
1992	Director, AMLI Residential Properties Trust

*	Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
**	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; Vice President, GNMA Fund
2004
[37]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1943)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1985	Chairman of the Board and Director, T. Rowe Price Global Asset
[112]	Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;
Chairman of the Board, Director, President, and Trust Officer, T. Rowe
Price Trust Company; Director, T. Rowe Price International, Inc.;
Director, The Nasdaq Stock Market, Inc.

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely, CFA (1951)	Vice President, T. Rowe Price and T. Rowe Price
President, GNMA Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, GNMA Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, GNMA Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, GNMA Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, GNMA Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, GNMA Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Keir R. Joyce (1972)	Assistant Vice President, T. Rowe Price
Vice President, GNMA Fund

Alan D. Levenson, PhD (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, GNMA Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, GNMA Fund	T. Rowe Price Investment Services, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, GNMA Fund

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, GNMA Fund	Group, Inc., and T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,170	$10,069
Audit-Related Fees	939	916
Tax Fees	2,191	2,783
All Other Fees	307	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 20, 2005